[USAA                          USAA MUTUAL FUNDS TRUST
EAGLE
LOGO (R)]
           AGGRESSIVE GROWTH FUND, GROWTH FUND, GROWTH & INCOME FUND,
              INCOME STOCK FUND, INCOME FUND, SHORT-TERM BOND FUND,
     MONEY MARKET FUND, SCIENCE & TECHNOLOGY FUND, FIRST START GROWTH FUND,
           INTERMEDIATE-TERM BOND FUND, HIGH-YIELD OPPORTUNITIES FUND,
           SMALL CAP STOCK FUND, CAPITAL GROWTH FUND, AND VALUE FUND
                       SUPPLEMENT DATED FEBRUARY 29, 2008
                   TO THE STATEMENT OF ADDITIONAL INFORMATION
                             DATED DECEMBER 1, 2007



THE LAST SENTENCE IN THE SEVENTH PARAGRAPH ON PAGE 2 OF THE STATEMENT OF ADDITIONAL INFORMATION (SAI) HAS BEEN DELETED AND REPLACED WITH THE FOLLOWING:

Futures are valued based upon the last sale price at the close of market on the principal exchange on which they are traded or, in the absence of any transactions that day, the values are based upon the last sale on the prior trading date if it is within the spread between the closing bid and asked price closest to the last reported sale price is used. Options are valued by a pricing service at the National Best Bid/Offer (NBBO) composite price, which is derived from the best available bid and ask prices in all participating options exchanges determined to most closely reflect market value of the options at the time of computation of fund net asset value.


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